UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2016

SYMMETRY SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36770	47-1523659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3034 Owen Drive

Antioch, Tennessee 37013

(Address of principal executive offices, including Zip Code)

(800) 251-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2016, the Board of Directors (the “Board of Directors”) of Symmetry Surgical Inc. (the “Company”) approved changes to the Company’s Bylaws to designate the courts in Delaware to serve as the exclusive venue for certain shareholder and corporate litigation, unless otherwise consented to by the Company.

The foregoing summary of the modification to the Company’s Bylaws is qualified in its entirety by the amended Bylaws as approved by the Board of Directors, which are attached as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The exhibits incorporated herein by reference or filed as part of this report are set forth in the attached Exhibit Index.

Exhibit No.	Description

3.1	Bylaws of Symmetry Surgical Inc., as amended through April 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Surgical Inc.

Date: April 19, 2016	By:	/s/ Thomas J. Sullivan
Name: Thomas J. Sullivan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Symmetry Surgical Inc., as amended through April 15, 2016